Exhibit 3.01

                                   Delaware
                                   --------  PAGE 1
                               The First State




      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "ML WINTON FUTURESACCESS LLC", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF MAY, A.D. 2004, AT 9:14 O'CLOCK P.M.





3804298 8100   [GRAPHIC OMITTED]      /s/ Harriet Smith Windsor
                                      -------------------------
040361884                             Harriet Smith Windsor, Secretary of State
                                      AUTHENTICATION: 3116579

                                                           DATE: 05-18-04

      State of Delaware
      Secretary of State
   Division of Corporations
Delivered 10:00 PM 05/17/2004
  FILED 09:14 PM 05/17/2004
 SRV 040361890 - 3804300 FILE


                          CERTIFICATION OF FORMATION

                                      OF

                          ML ASPECT FUTURESACCESS LLC


            This Certificate of Formation of ML Winton FuturesAccess LLC (the "LLC"), dated as of May 17, 2004, is being duly executed and filed by Steven B. Olgin, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. ss. 18-101, et seq.).

            FIRST.      The name of the limited liability company formed
      hereby is ML Winton FuturesAccess LLC.

            SECOND.     The address of the registered office of the LLC in the
      State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            THIRD.      The name and address of the registered agent for
      service of process on the LLC in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.


                                                /s/ Steven B. Olgin
                                              -----------------------
                                               Steven B. Olgin
                                               Authorized Person